Convertible Debt	12 Months Ended
Dec. 31, 2010
Convertible Debt [Abstract]
CONVERTIBLE DEBT
21. CONVERTIBLE DEBT
In 2009, the Company implemented ASC 470 (formerly referred to as FSP APB 14-1, “Accounting for Convertible Debt Instruments that May be Settled in Cash upon Conversion (Including Partial Cash Settlement)”. For these types of convertible debt instruments, ASC 470 requires that the proceeds from the instrument’s issuance must be allocated between the liability and equity components in a manner that reflects interest cost based upon the Company’s borrowing rate at the date of issuance of the convertible debt for a similar debt instrument without the debt conversion feature. The equity component is recognized as the difference between the proceeds from the issuance of the note and the fair value of the liability components. ASC 470 also requires an accretion of the resulting debt discount over the expected life of the debt. In addition, if the Company’s convertible debt is redeemed or converted prior to maturity and the fair value of the debt component immediately prior to extinguishment is different from the carrying value, it will result in a gain or loss on extinguishment. Retrospective application to all periods presented is required.
Upon the adoption, the Company retrospectively applied this guidance to all periods presented and recorded the change in accounting principle as a cumulative effect adjustment to the opening balance of retained earnings as of January 1, 2007 totaling RMB354.3 million. The provisions of this accounting guidance also resulted in an adjustment of the following previous years’ amounts:

	As previously
	reported	Adjustment	As adjusted
	RMB	RMB	RMB
Consolidated Statements of Operations:
Year ended December 31, 2008
Interest expense	(10,295,375)	(19,727,723)	(30,023,098)
Net Income	1,248,401,919	(19,727,723)	1,228,674,196
Basic earnings per share	8.73	(0.14)	8.59

Diluted earnings per share	8.63	(0.14)	8.49

Consolidated Balance Sheet:
December 31, 2008
Convertible debt	1,196,055,000	(196,193,578)	999,861,422
Additional paid-in capital	1,230,162,337	701,525,180	1,931,687,517
Accumulated other comprehensive loss	(133,609,677)	(347,841)	(133,957,518)
Retained earnings	2,343,110,727	(504,983,761)	1,838,126,966
2.0% Convertible Senior Notes due 2011 (“Notes”)
In September 2008, the Company issued US$155 million in aggregate principal amount of 2.0% Convertible Senior Notes due 2011 (“Notes”). The offering size was increased to US$175 million when the initial purchasers exercised in full their over-allotment option to purchase additional US$20 million of Notes. Notes were issued at par and bears interest at a fixed rate of 2.0% per annum, payable semi-annually in arrears in cash on March 15 and September 15 of each year, beginning on March 15, 2009. Notes mature on September 15, 2011.
Notes are initially convertible, subject to certain conditions, into the Company’s ordinary shares at the conversion rate of 57.1428 ordinary shares per US$1,000 principal amount, which is equal to an initial conversion price of US$17.50 per ordinary share (or US$35.00 per ADS). The initial conversion price is higher as compared to the market price of the Company’s ADS, which is US$27.23 per ADS at the date of issuance. Upon conversion of each US$1,000 aggregate principal amount of the notes, the conversion consideration would consist of the sum of (a) cash in an amount equal to the principal portion of each note, subject to certain limitation, and, if applicable, (b) a number of ordinary shares in an amount equal to the excess of the daily conversion value over the principal portion during the observation period. The conversion rate is subject to adjustment for certain events outlined in the Notes Offering Memorandum dated September 16, 2008 (“Offering Memorandum”).
The Company may not redeem the notes prior to their stated maturity date. If a Fundamental Change, which is defined in Offering Memorandum, occurs at any time prior to maturity, the holder of Notes have the option to require the Company to repurchase any notes at a price equal to 100% of the principal amount of the notes plus accrued interest to the date of repurchase except for certain conditions. Notes are senior unsecured obligations and ranked equally with all of the Company’s existing and future senior unsecured and unsubordinated indebtedness. Notes are effectively subordinated to all of the Company’s existing and future secured indebtedness to the extent of the value of the collateral securing such indebtedness, and are structurally subordinated to all existing and future liabilities of the Company’s subsidiaries, including trade payables.
The Notes were recorded as a long-term liability at December 31, 2009 and is classified to current liability at December 31, 2010 due to its maturity within one year. Its embedded conversion feature is not required to be bifurcated under ASC 815 (formerly referred to as SFAS 133, “Accounting for Derivative Instruments and Hedging Activities”).
The borrowing rate was estimated at 9.0% for the liability component of the Notes. This effective interest rate was used to calculate the fair value of the Notes II using a present value approach and the accretion of interest expense over the life of the Notes. Upon the adoption of the new convertible debt guidance, the Company recorded additional interest expense in 2008 totaling RMB19.7 million, which represented imputed interest, net of taxes, for the period from issuance to December 31, 2008. The increase in additional paid-in capital and the corresponding debt discount recorded upon issuance was RMB216.3 million. Imputed interest of approximately RMB216.3 million net of taxes will be recognized over the life of the Notes from its issuance date to the maturity date.
The issuance costs of Notes of RMB25.7 million is deferred and being amortized on a straight-line basis over a period of three years from the date of issuance, which is September 16, 2008, to the maturity date on September 15, 2011. The amortization expense of issuance costs related to Notes for the years ended December 31, 2008, 2009 and 2010 was approximately RMB2.9 million, RMB8.6 million and RMB8.6 million, respectively. The impact on the issuance cost of Notes upon the adoption of this guidance was not material.
Imputed interest expenses on the liability component of Notes recognized for the years ended December 31, 2008, 2009 and 2010 was RMB19.7 million, RMB67.5 million and RMB70.7 million, respectively. The contractual interest expense of Notes recognized for the years ended December 31, 2008, 2009 and 2010 was RMB7.4 million, RMB23.6 million and RMB22.7 million, respectively.
During the year ended December 31, 2009 and 2010, the holders of the Company’s Notes converted approximately US$8.7 million and US$0.05 million of the Notes and the Company additionally issued 144,920 and 296 ordinary shares apart from the settlement of the principal portion in cash of approximately US$8.7 million and US$0.05 million (equivalent to RMB59.7 million and RMB0.3 million), respectively. As the difference between the fair value of the debt component immediately prior to conversion and from the carrying value is not material, no gain or loss was recognized on extinguishment.
The principal amount, unamortized discount and carrying amount of the liability component and carrying amount of the component of the Notes as of December 31, 2009 and 2010 are as follows:

	2009	2010
	RMB	RMB

Equity component	186,170,446	186,106,044
Liability component
Principal amount	1,135,263,360	1,100,765,590
Less: unamortized discount	(121,399,459)	(48,003,058)

Net carrying amount of the liability component	1,013,863,901	1,052,762,532

The discount of the liability component will be amortized over 0.8 years. If all of the outstanding Notes were converted as of December 31, 2009 and 2010, the if-converted value over the principal amount would be approximately US$83.7 million and US$22.0 million (equivalent to approximately RMB571.0 million and RMB145.4 million) using the market value of ordinary shares of Shanda Interactive of US$26.31 and US$19.82 as of December 31, 2009 and 2010, respectively.
As of December 31, 2009 and 2010, the fair value of Notes is approximately US$253.8 million or approximately 152.7% of face value and US$189.2 million or approximately 113.9% of face value, respectively. Fair value estimates related to the Company’s convertible debt discussed above are made at a specific point in time, based on relevant market information and information about the financial instrument. These estimates are subjective in nature and involve uncertainties and matters of significant judgments and therefore cannot be determined with precision. Changes in assumptions could significantly affect the estimates. The shares issuable upon conversion of Notes have been considered in the computation of diluted earnings per share.
In connection and concurrently with Notes offering, the Company has entered into a privately negotiated accelerated share repurchase agreement, pursuant to which the Company used the total proceeds of Notes of US$175 million to repurchase a variable number of its ADSs (Note 24).